                                                                    EXHIBIT 99.3

                                  $815,020,000

                   NATIONAL CITY AUTO RECEIVABLES TRUST 2004-A
                                     ISSUER

                     NATIONAL CITY VEHICLE RECEIVABLES INC.
                                    DEPOSITOR

                               NATIONAL CITY BANK
                               SELLER AND SERVICER

                   $178,000,000 CLASS A-1 % ASSET-BACKED NOTES
                   $197,000,000 CLASS A-2 % ASSET-BACKED NOTES
                   $240,000,000 CLASS A-3 % ASSET-BACKED NOTES
                   $200,020,000 CLASS A-4 % ASSET-BACKED NOTES

                                   TERM SHEET

         The information herein is preliminary, and will be superseded by the applicable prospectus and prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus or prospectus supplement and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. With respect to any yield tables, numerous assumptions were used in preparing such tables which may or may not be stated therein. As such, no assurance can be given to the accuracy, appropriateness or completeness of such tables in any particular context; or as to whether such tables and/or the assumptions upon which they are based reflect present market conditions or future market performance. This term sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

         Any yields or weighed average lives shown herein are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighed average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the yield tables. Furthermore, unless otherwise provided, the yield tables assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the yield tables due to differences between the actual underlying assets and the hypothetical assets used in preparing the yield tables.

         Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the J.P. Morgan Securities Inc. Syndicate Desk at (212) 834-4154.

         Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these securities.

         If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                   NATIONAL CITY AUTO RECEIVABLES TRUST 2004-A

                               Subject to Revision

                        TERM SHEET DATED FEBRUARY 6, 2004

ISSUER

National City Auto Receivables Trust 2004-A, a Delaware statutory trust, will use the proceeds from the issuance and sale of the securities primarily to purchase from the depositor a pool of retail installment sale contracts and retail installment loans secured by new and used automobiles and light-duty trucks, which constitute the receivables. The receivables were originated by or through licensed dealers. The trust will rely upon collections on the receivables and the funds on deposit in certain accounts to make payments on the securities. The trust will be solely liable for the payment of the securities.

DEPOSITOR

National City Vehicle Receivables Inc.

OFFERED NOTES

The following notes will be offered:

                           AGGREGATE
                           PRINCIPAL      INTEREST
        CLASS               AMOUNT          RATE
---------------------     ------------    --------
A-1..................     $178,000,000        %
A-2..................     $197,000,000        %
A-3..................     $240,000,000        %
A-4..................     $200,020,000        %

The offered notes will be book-entry securities clearing through DTC (in the United States) or Clearstream or Euroclear (in Europe) in minimum denominations of $1,000 and in greater whole-dollar denominations.

In addition to the offered notes described above, the trust is also issuing
$36,650,000 aggregate principal amount of Class B    % Asset Backed Notes,
$10,785,978 aggregate principal amount of Class C % Asset Backed Notes and asset backed certificates. The certificates will be entitled only to certain amounts remaining after payments on the notes and payments of trust expenses and other required amounts. The depositor will initially retain the Class B Notes, the Class C Notes and the certificates. The depositor or one of its affiliates may offer the Class B Notes and the Class C Notes from time to time.

CLOSING DATE

The trust expects to issue the securities on February 25, 2004.

CUT-OFF DATE

The beginning of business on February 1, 2004.

SELLER

National City Bank.

SERVICER

National City Bank.

OWNER TRUSTEE

Wilmington Trust Company.

INDENTURE TRUSTEE

The Bank of New York.

ADMINISTRATOR

National City Bank.

PAYMENT DATES

On the 15th day of each month (or if the 15th day is not a Business Day, the next Business Day), the trust will pay interest and principal on the notes and make any required distributions on the certificates.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact the J.P. Morgan Securities Inc. Syndicate Desk at (212) 834-4154 immediately.

FIRST PAYMENT DATE

The first payment date will be March 15, 2004.

RECORD DATES

On each payment date, the trust will pay interest and principal to the holders of the offered notes as of the related record date. The record dates for the offered notes will be the day immediately preceding the payment date. If definitive securities are issued for the offered notes, the record date will be the last day of the month immediately preceding the payment date.

INTEREST ACCRUAL

Class A-1 Notes

"Actual/360", accrued from the prior payment date (or the closing date, in the case of the first payment date) to and excluding the current payment date.

Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes and Class C
Notes

"30/360", accrued from the 15th day of the previous month (or the closing date, in the case of the first payment date) to and excluding the 15th day of the current month.

This means that, if there are no outstanding shortfalls in the payment of interest, the interest due on each payment date for each class of notes will be the product of:

1. the outstanding principal balance of that class;

2. the interest rate for that class; and

3. (i) in the case of the Class A-1 Notes:

       the actual number of days from and including the prior payment date (or, in the case of the first payment date, the closing date) to but excluding the current payment date, divided by 360; and

    (ii) in the case of the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes:

       30 (or in the case of the first payment date, 19) divided by 360.

PRIORITY OF PAYMENTS

From collections on the receivables received during the prior calendar month and amounts withdrawn from the reserve account, the trust will pay the following amounts on each payment date in following order of priority:

         (1)  Servicing Fee -- the servicing fee payable to the servicer;

         (2) Class A Note Interest -- interest due on all the Class A Notes ratably to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes;

         (3) First Allocation of Principal -- to the principal distribution account, an amount, if any, equal to the excess of (x) the aggregate principal balance of the Class A Notes over (y) the principal balance of the receivables;

         (4) Class B Note Interest -- interest due on the Class B Notes to the holders of the Class B Notes;

         (5) Second Allocation of Principal -- to the principal distribution account, an amount, if any, equal to the excess of (x) the sum of the principal balances of the Class A Notes and the Class B Notes over (y) the principal balance of the receivables. This amount will be reduced by any amount deposited in the principal distribution account in accordance with clause (3) above;

         (6) Class C Note Interest -- interest due on the Class C Notes to the holders of the Class C Notes;

         (7) Regular Note Principal Allocation -- to the principal distribution account, an amount equal to the excess of (x) the sum of the principal balances of the notes over (y) the principal balance of the receivables. This amount will be

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact the J.P. Morgan Securities Inc. Syndicate Desk at (212) 834-4154 immediately.

              reduced by any amounts previously deposited to the principal distribution account in accordance with clauses (3) and (5) above;

         (8) Reserve Account Deposit -- to the reserve account, the amount, if any, necessary to reinstate the balance of the reserve account up to its required amount;

         (9) Additional Fees and Expenses -- any accrued and unpaid fees and expenses to the extent not otherwise paid, ratably; and

         (10) Certificate Allocation -- any amounts remaining after the above payments will be distributed to the holders of the certificates.

PRINCIPAL PAYMENTS

The aggregate amount of principal payments to be made on all outstanding classes of notes on each payment date from the principal distribution account will generally be allocated among the notes, concurrently, in approximately the following pro-portions: 93.07% to the Class A Notes, 5.35% to the Class B Notes and 1.58% to the Class C Notes.

The amount of principal payments allocated to the Class A Notes on each payment date will generally be applied in the following order of priority:

     (i)   to the Class A-1 Notes until they are paid in full;

     (ii)  to the Class A-2 Notes until they are paid in full;

     (iii) to the Class A-3 Notes until they are paid in full; and

     (iv)  to the Class A-4 Notes, until they are paid in full.

However, the following exceptions to these general rules will apply:

         - Until the Class A-1 Notes have been paid in full, all amounts available in the principal distribution account will be applied to the Class A-1 Notes, and no such amounts will be paid to the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes or the Class C Notes.

         - If the payment date is a final scheduled payment date for one or more classes of notes, all principal payments will be made first to the most senior outstanding class of notes with that final scheduled payment date until that class is paid in full.

         - Any shortfall in the amount of funds available for principal payments on any payment date will reduce the principal payment on the Class C Notes (up to the full amount allocable to the Class C Notes) before the principal payment on the Class B Notes or the Class A Notes is reduced. Any shortfall in the amount of funds available for principal payments on any payment date will reduce the principal payment on the Class B Notes (up to the full amount allocable to the Class B Notes) before the principal payment on the Class A Notes is reduced.

         - If, on any payment date, the annualized three month average net loss ratio exceeds its specified trigger level, then on each such payment date until the average net loss ratio is reduced below that trigger level, the trust will pay the principal of the notes of each class sequentially starting with the most senior class of notes then outstanding (and, with respect to the Class A Notes, the earliest maturing subclass, beginning with the Class A-1 Notes) until that class is paid in full.

         - If the notes are accelerated after an event of default (but prior to any liquidation of the receivables),

                  - except if the event of default is a covenant default, principal payments

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact the J.P. Morgan Securities Inc. Syndicate Desk at (212) 834-4154 immediately.

                           will be made first to the holders of the Class A-1 Notes until the outstanding principal amount of the Class A-1 Notes has been paid in full (and those payments will be prior to any payments of interest on the Class B Notes or Class C Notes). Principal payments will then be made to the holders of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, ratably, until the outstanding principal amount of each of those subclasses of Class A Notes has been paid in full (and those payments will be prior to any payments of interest on the Class B Notes or Class C Notes). Principal payments will then be made to the holders of the Class B Notes until the outstanding principal amount of the Class B Notes has been paid in full (and those payments will be prior to any payments of interest on the Class C Notes). Principal payments will then be made to the holders of the Class C Notes until the outstanding principal amount of the Class C Notes has been paid in full; and

                  - if the event of default is a covenant default, allocations of principal payments among the Class A Notes, Class B Notes and Class C Notes will be in the order and priority described in " -- Priority of Payments" above and the first paragraph of " -- Principal Payments" above, but after the outstanding principal amount of the Class A-1 Notes has been paid in full, principal payments will be allocated ratably among the holders of the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, rather than sequentially.

CREDIT ENHANCEMENT

The credit enhancement for the offered notes will be as follows:

Subordination of Principal and Interest

The Class B Notes, the Class C Notes and the certificates will be subordinated to the Class A Notes as follows:

                  - no interest will be paid on the Class B Notes or the Class C Notes on any payment date until all interest due on the Class A Notes through that payment date has been paid in full;

                  - no principal will be paid on the Class B Notes or the Class C Notes on any payment date until all principal due on the Class A Notes through that payment date has been paid in full; and

                  - the certificates will not be entitled to any distributions on any payment date other than the amount of available funds, if any, remaining after all payments on the notes, all trust expenses and all other required amounts for that payment date have been paid.

The subordination of the Class B Notes, the Class C Notes and the certificates to the Class A Notes as described herein will provide additional credit enhancement for the Class A Notes.

Reserve Account

On the closing date, the trust will deposit an amount equal to 0.25% of the aggregate principal balance of the receivables as of the cut-off date to the reserve account.

On each payment date, if collections on the receivables are insufficient to pay the first seven items listed in "-- Priority of Payments" above, the indenture trustee will withdraw funds from the reserve account to pay such amounts. In addition, on the payment date immediately following the first payment date on which the amount on deposit in the reserve account is equal to or greater than the aggregate outstanding principal amount of the notes -- after giving effect to all payments on that payment date -- the indenture trustee will withdraw from the reserve account the amount necessary to reduce the aggregate outstanding principal amount of the notes to zero.

Generally, the balance required to be on deposit in the reserve account on each payment date will be an amount equal to the lesser of:

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact the J.P. Morgan Securities Inc. Syndicate Desk at (212) 834-4154 immediately.

                  - 1.25% of the aggregate principal balance of the receivables as of the cut-off date; and

                  -        the greater of:

                           - 2.00% of the aggregate principal balance of the receivables as of the end of the previous month; and

                           - 1.00% of the aggregate principal balance of the receivables as of the cut-off date.

However, the reserve account balance on each payment date will not be greater than the aggregate principal balance of the notes on that payment date after giving effect to all payments on that payment date.

On each payment date, the trust will deposit into the reserve account, to the extent necessary to reinstate the required balance of the reserve account, any collections on the receivables remaining after the first seven items listed in " -- Priority of Payments" above are satisfied.

On each payment date, the trust will distribute funds on deposit in the reserve account in excess of the required balance to the reserve account.

FINAL SCHEDULED PAYMENT DATES

The trust is required to pay the entire principal amount of each class of offered notes, to the extent not previously paid, on the following final scheduled payment dates:

         -        Class A-1 Notes - March 15, 2005

         -        Class A-2 Notes - February 15, 2007

         -        Class A-3 Notes - July 15, 2008

         -        Class A-4 Notes - May 16, 2011

The trust is required to pay the entire principal amount of the Class B Notes and the Class C Notes, to the extent not previously paid, on the following final scheduled payment dates:

         -        Class B Notes - May 16, 2011

         -        Class C Notes - May 16, 2011

OPTIONAL PREPAYMENT

The servicer has the option to purchase the receivables on any payment date on which the aggregate principal balance of the receivables is 5% or less of the aggregate principal balance of the receivables at the cut-off date at a price equal to the lesser of the fair market value of the receivables and the outstanding principal balance of the receivables plus interest accrued thereon at the weighted average interest rate of the securities, provided that this amount is sufficient to repay all outstanding principal and accrued and unpaid interest on the notes. The trust will apply such payment to the payment of the notes in full. The servicer may not exercise its option to repurchase the receivables if the purchase price is less than the full amount of principal and interest payable on the notes, as well as the fees payable to the indenture trustee and the owner trustee.

PREPAYMENT ON RESERVE ACCOUNT PAY-DOWN DATE

On the payment date immediately following the first payment date on which the amount on deposit in the reserve account is equal to or greater than the aggregate outstanding principal amount of the notes -- after giving effect to all payments on that payment date -- the notes will be paid in full.

THE RECEIVABLES

On the closing date, the seller will sell to the depositor and the depositor will sell the trust receivables with an aggregate outstanding principal balance of $862,455,978.42, measured as of the cut-off date.

PROPERTY OF THE TRUST

The property of the trust will include the following:

         - the receivables and the collections on the receivables on or after the cut-off date;

         - security interests in the vehicles financed by the receivables;

         - bank accounts established for the trust, including investment earnings on amounts

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact the J.P. Morgan Securities Inc. Syndicate Desk at (212) 834-4154 immediately.

                  on deposit from time to time in those accounts; and

         - rights to proceeds under insurance policies that cover the obligors under the receivables or the vehicles financed by the receivables.

COMPOSITION OF THE RECEIVABLES

The composition of the receivables as of the cut-off date is as follows:

-  Number of Receivables..........                52,947

-  Aggregate Principal Balance....   $    862,455,978.42

-  Average Principal Balance......   $         16,289.04
     (Range)......................   $          5,000.58 to
                                     $         49,870.68

-  Aggregate Original Balance.....   $    913,236,587.52
-  Average Original Amount
   Financed.......................   $         17,248.13
     (Range)......................   $          5,100.00 to
                                     $         56,150.00

-  Weighted Average Contract
   Rate...........................                 6.789%

     (Range)......................                2.5000% to
                                                  14.000%

-  Weighted Average Original
   Term...........................             64 months

     (Range)......................             48 months to
                                               72 months

-  Weighted Average Remaining
   Term...........................             60 months

     (Range)......................             23 months to
                                               72 months

-  Percentage of Aggregate
   Principal Balance of
   Receivables for New or
   "Near New"/Used Vehicles.......        56.20% / 43.80%

SERVICER OF THE RECEIVABLES

The trust will pay the servicer a servicing fee on each payment date for the previous month equal to 1/12 of 1% of the principal balance of the receivables at the beginning of the previous month. In addition to the servicing fee, the trust will also pay the servicer any late fees, prepayment charges, extension fees, charges for checks returned for insufficient funds, reimbursement for certain out-of-pocket expenses and other administrative fees or similar charges allowed by applicable law, collected during each month.

RATINGS

It is a condition to the issuance of the offered notes that:

         - the Class A-1 Notes be rated in the highest short-term rating category by at least two nationally recognized rating agencies; and

         - the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes each be rated in the highest long-term rating category by at least two nationally recognized rating agencies.

A rating is not a recommendation to purchase, hold or sell the offered notes, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The ratings of the offered notes address the likelihood of the ultimate payment of principal and the timely payment of interest on the securities according to their terms. A rating agency rating the offered notes may lower or withdraw its rating in the future, in its discretion, as to any class of the offered notes.

TAX STATUS

Opinion of Counsel

Sidley Austin Brown & Wood LLP will deliver its opinion that for federal income tax purposes:

         - the offered notes will be characterized as debt to a noteholder of the notes other than the holder of the asset backed certificates; and

         - the trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact the J.P. Morgan Securities Inc. Syndicate Desk at (212) 834-4154 immediately.

Investor Representations

If you purchase the offered notes, you agree by your purchase that you will treat the notes as indebtedness for federal income tax purposes.

ERISA CONSIDERATIONS

The offered notes are generally eligible for purchase by employee benefit and other plans subject to the Employee Retirement Income Security Act of 1974, as amended, or to Section 4975 of the Code, subject to certain considerations and exceptions.

LEGAL INVESTMENT

The Class A-1 Notes will be eligible securities for purchase by money market funds under paragraph (a) (10) of Rule 2a-7 under the Investment Company Act of 1940, as amended.

INVESTOR INFORMATION -- MAILING ADDRESS AND TELEPHONE NUMBER

The mailing address of the registered office of National City Vehicle Receivables Inc. is 1209 Orange Street, Wilmington, Delaware 19801. Its telephone number is (216) 222-8053.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact the J.P. Morgan Securities Inc. Syndicate Desk at (212) 834-4154 immediately.

                              THE RECEIVABLES POOL

         The trust will own a pool of receivables consisting of simple interest retail installment sale contracts and retail installment loans, secured by security interests in the new and used automobiles and light-duty trucks financed by those contracts. The pool will consist of the receivables that the seller sells to the depositor and the depositor sells to the trust on the closing date. The receivables will include payments on the receivables that are made on or after the Cut-off Date.

CRITERIA APPLICABLE TO SELECTION OF RECEIVABLES

         The receivables were selected from the seller's portfolio for inclusion in the pool by several criteria, some of which are set forth in the prospectus under "The Receivables Pools." These criteria include the requirement that each receivable:

            -     was originated on or after June 1, 2003;

            - has a remaining maturity, as of the Cut-off Date, of not more than 72 months;

            - had an original maturity of not less than 48 months and not more than 72 months;

            - is a fully-amortizing fixed rate simple interest receivable that provides for level scheduled monthly payments over its remaining term and has an annual Contract Rate of interest of at least 2.500% per annum and not more than 14.000% per annum;

            - is secured by a financed vehicle that, as of the Cut-off Date, has not been repossessed;

            - was originated in the United States of America through a dealer located in the United States of America;

            - has not been identified on the computer files of the seller as relating to an obligor who was in bankruptcy proceedings as of the Cut-off Date;

            - has no payment more than 30 days past due as of the Cut-off Date; and

            - has a remaining principal balance, as of the Cut-off Date, of at least $5,000 and not more than $50,000.

         National City Bank considers an account past due if less than 95.00% of the payment due on a due date is received on that due date.

         No selection procedures believed by the seller or the depositor to be adverse to the securityholders were utilized in selecting the receivables. No receivable has a scheduled maturity later than May 2010.

         Set forth below are data concerning the receivables as of the Cut-Off Date.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact the J.P. Morgan Securities Inc. Syndicate Desk at (212) 834-4154 immediately.

The composition of the receivables as of the Cut-off Date is as follows:

-  Number of Receivables.....................................................                         52,947
-  Aggregate Principal Balance...............................................        $        862,455,978.42
-  Average Principal Balance.................................................        $             16,289.04
     (Range).................................................................        $5,000.58 to $49,870.68
-  Aggregate Original Balance................................................        $        913,236,587.52
-  Average Original Amount Financed..........................................        $             17,248.13
     (Range).................................................................        $5,100.00 to $56,150.00
-  Weighted Average Contract Rate............................................                         6.789%
     (Range).................................................................              2.500% to 14.000%
-  Weighted Average Original Term............................................                      64 months
     (Range).................................................................         48 months to 72 months
-  Weighted Average Remaining Term...........................................                      60 months
     (Range).................................................................         23 months to 72 months
-  Percentage of Aggregate Principal Balance of Receivables for New or "Near
   New"(1)/Used Vehicles.....................................................                56.20% / 43.80%

----------------
(1) With respect to approximately 35.20% of the receivables, the related financed vehicle was one model-year old or newer as of the date of origination of the receivable and had no more than 1,000 miles on the date of origination of the related receivable. With respect to approximately 21.00% of the receivables, the related financed vehicle was one model-year old or newer as of the date of origination of the receivable and had greater than 1,000 miles on the date of origination of the related receivable. These financed vehicles include dealer demonstration vehicles, "loaners" and other "near new" (previously titled) vehicles.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact the J.P. Morgan Securities Inc. Syndicate Desk at (212) 834-4154 immediately.

         The geographical distribution, distribution by Contract Rate, distribution by principal balance and distribution by remaining term to maturity of the receivables as of the Cut-off Date are set forth in the following tables. In each table, percentages may not add to 100% due to rounding.

        GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES AS OF THE CUT-OFF DATE

                                                                                                           PERCENTAGE
                                                                                                          OF AGGREGATE
                                                                        NUMBER OF                           PRINCIPAL
                           STATE (1)                                   RECEIVABLES    PRINCIPAL BALANCE      BALANCE
----------------------------------------------------------------       -----------    -----------------   ------------
Ohio............................................................          22,693       $370,142,942.20       42.92%
Pennsylvania....................................................           7,752        118,010,589.57       13.68
Michigan........................................................           6,297         97,895,743.36       11.35
Kentucky........................................................           4,590         76,164,859.10        8.83
Illinois........................................................           4,567         75,823,580.89        8.79
Tennessee.......................................................           3,392         60,890,314.50        7.06
Missouri........................................................           1,057         18,299,005.57        2.12
Iowa............................................................             873         16,450,189.24        1.91
Indiana.........................................................             745         12,199,243.98        1.41
Georgia.........................................................             249          4,229,344.94        0.49
New York........................................................             215          3,357,500.91        0.39
Florida.........................................................             124          2,117,053.51        0.25
Virginia........................................................              93          1,742,529.69        0.20
North Carolina..................................................              54            898,585.30        0.10
Others(2).......................................................             246          4,234,495.66        0.49
                                                                          ------       ---------------      ------
TOTAL...........................................................          52,947       $862,455,978.42      100.00%
                                                                          ======       ===============      ======

------------------
(1)  Based on the billing addresses of the obligors as of the Cut-off Date.

(2) Includes 33 other states and the District of Columbia, none of which have a concentration of Receivables greater than or equal to 0.10% of the Initial Pool Balance.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact the J.P. Morgan Securities Inc. Syndicate Desk at (212) 834-4154 immediately.

    DISTRIBUTION BY CONTRACT RATE OF THE RECEIVABLES AS OF THE CUT-OFF DATE

                                                                                                         PERCENTAGE
                                                                                                        OF AGGREGATE
                                                                      NUMBER OF                          PRINCIPAL
                        CONTRACT RATE                                RECEIVABLES    PRINCIPAL BALANCE     BALANCE
--------------------------------------------------------------       -----------    -----------------   ------------
 2.500%  -    2.999%..........................................            32        $     671,272.49        0.08%
 3.000%  -    3.499%..........................................           204            3,708,352.89        0.43
 3.500%  -    3.999%..........................................         1,406           25,293,971.55        2.93
 4.000%  -    4.499%..........................................         1,796           31,811,580.90        3.69
 4.500%  -    4.999%..........................................         5,067           88,864,497.36       10.30
 5.000%  -    5.499%..........................................         4,158           72,573,575.21        8.41
 5.500%  -    5.999%..........................................         6,993          119,533,821.61       13.86
 6.000%  -    6.499%..........................................         4,453           74,911,394.84        8.69
 6.500%  -    6.999%..........................................         6,800          112,596,177.15       13.06
 7.000%  -    7.499%..........................................         3,994           64,025,928.81        7.42
 7.500%  -    7.999%..........................................         4,830           77,118,806.55        8.94
 8.000%  -    8.499%..........................................         2,971           46,217,495.73        5.36
 8.500%  -    8.999%..........................................         3,074           45,930,666.34        5.33
 9.000%  -    9.499%..........................................         1,685           24,884,335.64        2.89
 9.500%  -    9.999%..........................................         1,763           25,282,042.74        2.93
10.000%  -   10.499%..........................................           907           12,655,199.23        1.47
10.500%  -   10.999%..........................................         1,017           13,592,083.89        1.58
11.000%  -   11.499%..........................................           680            9,527,187.33        1.10
11.500%  -   11.999%..........................................           465            5,765,329.81        0.67
12.000%  -   12.499%..........................................           235            2,840,335.44        0.33
12.500%  -   12.999%..........................................           189            2,213,023.62        0.26
13.000%  -   13.499%..........................................           126            1,365,102.16        0.16
13.500%  -   13.999%..........................................            92              971,667.75        0.11
14.000%  -   14.499%..........................................            10              102,129.38        0.01
                                                                      ------        ----------------      ------
TOTAL...........................................................      52,947        $ 862,455,978.42      100.00%
                                                                      ======        ================      ======

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact the J.P. Morgan Securities Inc. Syndicate Desk at (212) 834-4154 immediately.

  DISTRIBUTION BY PRINCIPAL BALANCE OF THE RECEIVABLES AS OF THE CUT-OFF DATE.

                                                                                                          PERCENTAGE
                                                                                                         OF AGGREGATE
                                                                       NUMBER OF                           PRINCIPAL
                  PRINCIPAL BALANCE ($)                               RECEIVABLES    PRINCIPAL BALANCE      BALANCE
---------------------------------------------------------------       -----------    -----------------   ------------
 5,000.01   -   7,500.00.......................................         3,306        $  21,279,891.62        2.47%
 7,500.01   -  10,000.00.......................................         6,306           55,691,555.85        6.46
10,000.01   -  12,500.00.......................................         8,339           94,041,768.72       10.90
12,500.01   -  15,000.00.......................................         8,237          113,150,413.86       13.12
15,000.01   -  17,500.00.......................................         7,183          116,482,430.90       13.51
17,500.01   -  20,000.00.......................................         5,943          111,122,809.31       12.88
20,000.01   -  22,500.00.......................................         4,444           94,169,123.51       10.92
22,500.01   -  25,000.00.......................................         3,168           74,998,709.41        8.70
25,000.01   -  27,500.00.......................................         2,142           56,028,433.99        6.50
27,500.01   -  30,000.00.......................................         1,469           42,081,971.74        4.88
30,000.01   -  32,500.00.......................................           945           29,441,128.44        3.41
32,500.01   -  35,000.00.......................................           609           20,508,067.77        2.38
35,000.01   -  37,500.00.......................................           362           13,096,106.74        1.52
37,500.01   -  40,000.00.......................................           222            8,566,535.99        0.99
40,000.01   -  42,500.00.......................................           128            5,263,369.88        0.61
42,500.01   -  45,000.00.......................................            74            3,233,243.78        0.37
45,000.01   -  47,500.00.......................................            42            1,936,607.58        0.22
47,500.01   -  50,000.00.......................................            28            1,363,809.33        0.16
                                                                       ------        ----------------      ------
TOTAL..........................................................        52,497        $ 862,455,978.42      100.00%
                                                                       ======        ================      ======

    DISTRIBUTION BY REMAINING TERM TO MATURITY OF THE RECEIVABLES AS OF THE
                                  CUT-OFF DATE

                                                                                                           PERCENTAGE
                                                                                                          OF AGGREGATE
                                                                        NUMBER OF                          PRINCIPAL
             REMAINING TERM TO MATURITY (IN MONTHS)                    RECEIVABLES    PRINCIPAL BALANCE     BALANCE
----------------------------------------------------------------       -----------    -----------------   ------------
19 - 24.........................................................             2         $     10,358.33           *
25 - 30.........................................................            18              173,561.47        0.02%
31 - 36.........................................................            49              406,138.54        0.05
37 - 42.........................................................         1,401           14,371,680.86        1.67
43 - 48.........................................................         3,818           40,507,766.54        4.70
49 - 54.........................................................         7,952          110,050,390.76       12.76
55 - 60.........................................................        17,689          269,888,309.53       31.29
61 - 66.........................................................        14,598          252,205,426.47       29.24
67 - 72.........................................................         7,420          174,842,345.42       20.27
                                                                        ------         ---------------      ------
TOTAL...........................................................        52,947         $862,455,978.42      100.00%
                                                                        ======         ===============      ======

* Indicates an amount greater than zero but less than 0.005% of the Initial Pool Balance.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact the J.P. Morgan Securities Inc. Syndicate Desk at (212) 834-4154 immediately.

                 DELINQUENCY, LOAN LOSS AND RECOVERY INFORMATION

         The following tables set forth the historical delinquency experience and net credit loss experience of National City Bank for each of the periods shown for the Bank's portfolio of automobile and light-duty truck receivables. There is no assurance that the behavior of the receivables in the future will be comparable to National City Bank's experience set forth below:

                             DELINQUENCY EXPERIENCE
                          (DOLLAR AMOUNT IN THOUSANDS)

                                                                        AT DECEMBER 31,
                            -------------------------------------------------------------------------------------------------------
                                    2003                 2002                 2001                 2000                 1999
                            --------------------  ------------------- -------------------  -------------------  -------------------
                             NUMBER                NUMBER              NUMBER               NUMBER               NUMBER
                            OF LOANS    DOLLARS   OF LOANS  DOLLARS   OF LOANS   DOLLARS   OF LOANS  DOLLARS    OF LOANS  DOLLARS
                            --------  ----------  -------- ---------- -------- ----------  -------- ----------  -------- ----------
Principal Amount
Outstanding...............   388,757  $4,140,350  409,467  $4,203,749  422,856 $4,192,870   427,841 $4,036,228   484,972 $4,674,331
Delinquencies (1) (2)
30-59 Days................     6,390  $   52,588    8,213  $  67,056     8,296 $   70,682     9,268 $   81,113     9,747 $   85,859
60-89 Days................     1,418  $   11,371    2,070  $  15,005     2,365 $   19,390     2,315 $   19,277     2,415 $   20,896
90 or more Days...........     1,037  $    7,097    1,284  $   9,127     1,345 $   11,202     1,090 $    9,264     1,306 $   10,980
Total Delinquencies (1)
(2) (3)...................     8,845  $   71,056   11,567  $  91,188    12,006 $  101,274    12,673 $  109,654    13,468 $  117,735
Delinquencies
30-59 Days................                  1.27%               1.60%                1.69%                2.01%                1.84%
60-89 Days................                  0.27%               0.36%                0.46%                0.48%                0.45%
90 or more Days...........                  0.17%               0.22%                0.27%                0.23%                0.23%
Total Delinquencies.......                  1.72%               2.17%                2.42%                2.72%                2.52%

------------------
(l) Delinquencies include principal amounts.

(2) The period of delinquency is based on the number of days contractually past due.

(3) As a percent of outstanding principal in dollars.

                         HISTORICAL NET LOSS EXPERIENCE
                          (DOLLAR AMOUNT IN THOUSANDS)

                                                                        FOR YEAR ENDING DECEMBER 31
                                                        ------------------------------------------------------------
                                                           2003         2002        2001        2000         1999
                                                        -----------  ----------  ----------  -----------  ----------
Period End Principal Amount Outstanding...............  $ 4,140,350  $4,203,749  $4,192,870  $ 4,036,228  $4,674,331
Average Principal Amount Outstanding(1)...............  $ 4,190,191  $4,162,438  $4,135,438  $ 4,303,171  $4,583,576
Period End Number of Loans Outstanding................      388,757     409,467     422,856      427,841     484,972
Average Number of Loans Outstanding(1)................      399,219     412,710     426,018      450,546     489,723
Gross Losses(2).......................................  $    71,128  $   75,335  $   84,926  $    78,324  $   93,883
Recoveries(3).........................................  $    25,076  $   30,638  $   35,208  $    35,388  $   40,675
Net Losses (Gains)....................................  $    46,052  $   44,697  $   49,718  $    42,936  $   53,209
Gross Losses as a % of Principal Amount Outstanding...         1.72%       1.79%       2.03%        1.94%       2.01%
Gross Losses as a % of Average Principal Amount                1.70%       1.81%       2.05%        1.82%       2.05%
Outstanding...........................................
Net Losses (Gains) as a % of Principal Amount                  1.11%       1.06%       1.19%        1.06%       1.14%
Outstanding...........................................
Net Losses (Gains) as a % of Average Principal Amount          1.10%       1.07%       1.20%        1.00%       1.16%
Outstanding...........................................

(1)  Averages for each period computed using month-end balances.

(2) The gross charge-off is (a) in the event liquidation proceeds are received prior to charge-off date, the loan balance less liquidation proceeds and
     (b) in the event liquidation proceeds are not received prior to charge-off date, the entire loan balance.

(3) Recoveries include amounts from loans previously charged-off and, in some cases, liquidation proceeds.

         The data presented in the foregoing tables are for illustrative purposes only. Delinquency and loan loss experience may be influenced by a variety of economic, social and other factors. The mix of the credit quality of the obligors will vary from time to time and will affect losses and delinquencies. There can be no assurance that the delinquency and loan loss information of the seller, or that of the trust with respect to its receivables, in the future will be similar to that set forth above.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact the J.P. Morgan Securities Inc. Syndicate Desk at (212) 834-4154 immediately.

                   WEIGHTED AVERAGE LIFE OF THE OFFERED NOTES

         The following information is given solely to illustrate the effect of prepayments of the receivables on the weighted average life of the offered notes under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the receivables.

         Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used herein, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of assets, including the receivables.

         The rate of payment of principal of each class of offered notes will depend on the rate of payment (including prepayments) of the principal balance of the receivables. For this reason, final payment of any class of offered notes could occur significantly earlier than the respective Final Scheduled Payment Dates. The holders of the offered notes will exclusively bear any reinvestment risk associated with early payment of their notes.

         The tables (collectively, the "ABS Tables") captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" have been prepared on the basis of the characteristics of the receivables. The ABS Tables assume that
--

             - the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

             - each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days;

             - payments on the notes and distributions on the certificates are made on each payment date (and each payment date is assumed to be the 15th day of the applicable month);

             - the balance in the Reserve Account on each payment date is equal to the Specified Reserve Account Balance;

             -    the notes and certificates are issued on February 25, 2004;

             -    the servicer exercises its option to purchase the receivables;

             -    no Event of Default occurs on the notes; and

             - the Average Net Loss Ratio is not greater than or equal to 4.50% on any payment date.

         The ABS Tables indicate the projected weighted average life of each class of offered notes and set forth the percent of the initial principal amount of each class of offered notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

         The ABS Tables also assume that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, weighted average contract rate of interest,

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact the J.P. Morgan Securities Inc. Syndicate Desk at (212) 834-4154 immediately.

weighted average original term to maturity and weighted average remaining term to maturity as of the cut-off date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                                              AGGREGATE                           ORIGINAL TERM    REMAINING TERM
                                              PRINCIPAL                            TO MATURITY       TO MATURITY
                POOL                          BALANCE ($)   CONTRACT RATE (%)      (IN MONTHS)       (IN MONTHS)
------------------------------------        --------------  -----------------     -------------    --------------
 1..................................          2,411,717.31        6.178                48                 44
 2..................................         14,605,558.79        5.280                59                 55
 3..................................         30,335,294.84        5.645                69                 65
 4..................................          8,427,524.46        7.164                48                 44
 5..................................         62,791,435.99        6.447                60                 55
 6..................................         90,343,072.03        7.101                69                 65
 7..................................         35,376,626.37        7.137                48                 44
 8..................................        230,655,704.54        6.424                60                 55
 9..................................        387,509,044.09        7.099                69                 65

         The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal payments than indicated in the ABS Tables at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between those assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial principal amounts outstanding over time and the weighted average lives of each class of offered notes.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact the J.P. Morgan Securities Inc. Syndicate Desk at (212) 834-4154 immediately.

                                       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES
                              ---------------------------------------------------------------------------------------
                                           CLASS A-1 NOTES                              CLASS A-2 NOTES
                              ------------------------------------------   ------------------------------------------
DISTRIBUTION DATE             0.50%    1.00%    1.50%    1.80%    2.00%    0.50%    1.00%    1.50%    1.80%    2.00%
-----------------             ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Closing Date.............     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
March 15, 2004...........      90.70    88.15    85.48    83.81    82.68   100.00   100.00   100.00   100.00   100.00
April 15, 2004...........      81.43    76.40    71.13    67.86    65.62   100.00   100.00   100.00   100.00   100.00
May 15, 2004.............      72.19    64.76    56.98    52.13    48.83   100.00   100.00   100.00   100.00   100.00
June 15, 2004............      62.99    53.23    43.01    36.65    32.30   100.00   100.00   100.00   100.00   100.00
July 15, 2004............      53.82    41.80    29.23    21.40    16.05   100.00   100.00   100.00   100.00   100.00
August 15, 2004..........      44.68    30.49    15.63     6.38     0.07   100.00   100.00   100.00   100.00   100.00
September 15, 2004.......      35.58    19.28     2.23     0.00     0.00   100.00   100.00   100.00    92.95    86.85
October 15, 2004.........      26.51     8.19     0.00     0.00     0.00   100.00   100.00    90.77    80.73    73.88
November 15, 2004........      17.47     0.00     0.00     0.00     0.00   100.00    97.65    79.82    68.72    61.15
December 15, 2004........       8.47     0.00     0.00     0.00     0.00   100.00    88.52    69.04    56.92    48.65
January 15, 2005.........       0.00     0.00     0.00     0.00     0.00    99.58    79.48    58.43    45.33    36.39
February 15, 2005........       0.00     0.00     0.00     0.00     0.00    92.08    70.53    47.99    33.95    24.37
March 15, 2005...........       0.00     0.00     0.00     0.00     0.00    84.60    61.69    37.71    22.79    12.60
April 15, 2005...........       0.00     0.00     0.00     0.00     0.00    77.15    52.94    27.61    11.84     1.08
May 15, 2005.............       0.00     0.00     0.00     0.00     0.00    69.73    44.30    17.68     1.11     0.00
June 15, 2005............       0.00     0.00     0.00     0.00     0.00    62.35    35.75     7.92     0.00     0.00
July 15, 2005............       0.00     0.00     0.00     0.00     0.00    55.00    27.31     0.00     0.00     0.00
August 15, 2005..........       0.00     0.00     0.00     0.00     0.00    47.67    18.97     0.00     0.00     0.00
September 15, 2005.......       0.00     0.00     0.00     0.00     0.00    40.39    10.74     0.00     0.00     0.00
October 15, 2005.........       0.00     0.00     0.00     0.00     0.00    33.13     2.61     0.00     0.00     0.00
November 15, 2005........       0.00     0.00     0.00     0.00     0.00    25.91     0.00     0.00     0.00     0.00
December 15, 2005........       0.00     0.00     0.00     0.00     0.00    18.72     0.00     0.00     0.00     0.00
January 15, 2006.........       0.00     0.00     0.00     0.00     0.00    11.57     0.00     0.00     0.00     0.00
February 15, 2006........       0.00     0.00     0.00     0.00     0.00     4.45     0.00     0.00     0.00     0.00
March 15, 2006...........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
April 15, 2006...........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
May 15, 2006.............       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
June 15, 2006............       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
July 15, 2006............       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
August 15, 2006..........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
September 15, 2006.......       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
October 15, 2006.........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
November 15, 2006........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
December 15, 2006........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
January 15, 2007.........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
February 15, 2007........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
March 15, 2007...........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
April 15, 2007...........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
May 15, 2007.............       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
June 15, 2007............       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
July 15, 2007............       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
August 15, 2007..........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
September 15, 2007.......       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
October 15, 2007.........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
November 15, 2007........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
December 15, 2007........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
January 15, 2008.........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
February 15, 2008........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
March 15, 2008...........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
April 15, 2008...........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
May 15, 2008.............       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact the J.P. Morgan Securities Inc. Syndicate Desk at (212) 834-4154 immediately.

                                       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES
                              ---------------------------------------------------------------------------------------
                                           CLASS A-1 NOTES                              CLASS A-2 NOTES
                              ------------------------------------------   ------------------------------------------
DISTRIBUTION DATE             0.50%    1.00%    1.50%    1.80%    2.00%    0.50%    1.00%    1.50%    1.80%    2.00%
-----------------             ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
June 15, 2008............       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
July 15, 2008............       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
August 15, 2008..........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
September 15, 2008.......       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
October 15, 2008.........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
November 15, 2008........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
December 15, 2008........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
January 15, 2009.........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
Weighted Average Life
    (Call.) (1) (2)......       0.47    0..37    0..31    0..28    0..26     1.49     1.21     1.00     0.90     0.84

--------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of such note to the related payment date on which such payment is made, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

         THE ABS TABLES HAVE BEEN PREPARED BASED ON THE ASSUMPTIONS DESCRIBED ABOVE (INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES, WHICH WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE THEREOF) AND SHOULD BE READ IN CONJUNCTION THEREWITH.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact the J.P. Morgan Securities Inc. Syndicate Desk at (212) 834-4154 immediately.

       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                                           CLASS A-3 NOTES                              CLASS A-4 NOTES
                              ------------------------------------------   ------------------------------------------
    DISTRIBUTION DATE          0.50%    1.00%    1.50%    1.80%    2.00%    0.50%    1.00%    1.50%    1.80%    2.00%
-------------------------     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Closing Date.............     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
March 15, 2004...........     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
April 15, 2004...........     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
May 15, 2004.............     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
June 15, 2004............     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
July 15, 2004............     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
August 15, 2004..........     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
September 15, 2004.......     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
October 15, 2004.........     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
November 15, 2004........     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
December 15, 2004........     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
January 15, 2005.........     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
February 15, 2005........     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
March 15, 2005...........     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
April 15, 2005...........     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
May 15, 2005.............     100.00   100.00   100.00   100.00    91.63   100.00   100.00   100.00   100.00   100.00
June 15, 2005............     100.00   100.00   100.00    92.28    82.58   100.00   100.00   100.00   100.00   100.00
July 15, 2005............     100.00   100.00    98.64    83.84    73.73   100.00   100.00   100.00   100.00   100.00
August 15, 2005..........     100.00   100.00    90.92    75.57    65.10   100.00   100.00   100.00   100.00   100.00
September 15, 2005.......     100.00   100.00    83.35    67.50    56.68   100.00   100.00   100.00   100.00   100.00
October 15, 2005.........     100.00   100.00    75.93    59.61    48.47   100.00   100.00   100.00   100.00   100.00
November 15, 2005........     100.00    95.56    68.65    51.90    40.47   100.00   100.00   100.00   100.00   100.00
December 15, 2005........     100.00    89.06    61.53    44.39    32.70   100.00   100.00   100.00   100.00   100.00
January 15, 2006.........     100.00    82.65    54.56    37.07    25.14   100.00   100.00   100.00   100.00   100.00
February 15, 2006........     100.00    76.33    47.74    29.95    17.80   100.00   100.00   100.00   100.00   100.00
March 15, 2006...........      97.83    70.10    41.08    23.01    10.68   100.00   100.00   100.00   100.00   100.00
April 15, 2006...........      92.05    63.96    34.57    16.28     3.79   100.00   100.00   100.00   100.00   100.00
May 15, 2006.............      86.29    57.91    28.22     9.74     0.00   100.00   100.00   100.00   100.00    96.55
June 15, 2006............      80.56    51.96    22.03     3.41     0.00   100.00   100.00   100.00   100.00    88.83
July 15, 2006............      74.86    46.10    16.00     0.00     0.00   100.00   100.00   100.00    96.72    81.38
August 15, 2006..........      69.20    40.33    10.14     0.00     0.00   100.00   100.00   100.00    89.61    74.22
September 15, 2006.......      63.56    34.66     4.43     0.00     0.00   100.00   100.00   100.00    82.74    67.33
October 15, 2006.........      57.95    29.09     0.00     0.00     0.00   100.00   100.00    98.67    76.12    60.73
November 15, 2006........      52.38    23.61     0.00     0.00     0.00   100.00   100.00    92.22    69.75    54.41
December 15, 2006........      46.83    18.23     0.00     0.00     0.00   100.00   100.00    85.97    63.63    48.38
January 15, 2007.........      41.32    12.95     0.00     0.00     0.00   100.00   100.00    79.93    57.77    42.64
February 15, 2007........      35.84     7.77     0.00     0.00     0.00   100.00   100.00    74.09    52.16    37.20
March 15, 2007...........      30.39     2.69     0.00     0.00     0.00   100.00   100.00    68.45    46.81    32.05
April 15, 2007...........      24.98     0.00     0.00     0.00     0.00   100.00    97.25    63.03    41.73    27.20
May 15, 2007.............      19.60     0.00     0.00     0.00     0.00   100.00    91.40    57.81    36.91    22.65
June 15, 2007............      14.25     0.00     0.00     0.00     0.00   100.00    85.67    52.81    32.36     0.00
July 15, 2007............       8.94     0.00     0.00     0.00     0.00   100.00    80.07    48.02    28.07     0.00
August 15, 2007..........       3.66     0.00     0.00     0.00     0.00   100.00    74.60    43.44    24.05     0.00
September 15, 2007.......       0.00     0.00     0.00     0.00     0.00    98.10    69.25    39.08    20.31     0.00
October 15, 2007.........       0.00     0.00     0.00     0.00     0.00    91.85    64.03    34.94     0.00     0.00
November 15, 2007........       0.00     0.00     0.00     0.00     0.00    86.07    59.24    31.18     0.00     0.00
December 15, 2007........       0.00     0.00     0.00     0.00     0.00    80.33    54.56    27.63     0.00     0.00
January 15, 2008.........       0.00     0.00     0.00     0.00     0.00    74.63    50.01    24.28     0.00     0.00
February 15, 2008........       0.00     0.00     0.00     0.00     0.00    68.97    45.58    21.14     0.00     0.00
March 15, 2008...........       0.00     0.00     0.00     0.00     0.00    63.36    41.28     0.00     0.00     0.00
April 15, 2008...........       0.00     0.00     0.00     0.00     0.00    57.78    37.10     0.00     0.00     0.00
May 15, 2008.............       0.00     0.00     0.00     0.00     0.00    52.25    33.05     0.00     0.00     0.00
June 15, 2008............       0.00     0.00     0.00     0.00     0.00    46.76    29.13     0.00     0.00     0.00

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact the J.P. Morgan Securities Inc. Syndicate Desk at (212) 834-4154 immediately.

                                           CLASS A-3 NOTES                              CLASS A-4 NOTES
                              ------------------------------------------   ------------------------------------------
    DISTRIBUTION DATE          0.50%    1.00%    1.50%    1.80%    2.00%    0.50%    1.00%    1.50%    1.80%    2.00%
-------------------------     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
July 15, 2008............       0.00     0.00     0.00     0.00     0.00    41.31    25.33     0.00     0.00     0.00
August 15, 2008..........       0.00     0.00     0.00     0.00     0.00    35.90    21.67     0.00     0.00     0.00
September 15, 2008.......       0.00     0.00     0.00     0.00     0.00    30.54     0.00     0.00     0.00     0.00
October 15, 2008.........       0.00     0.00     0.00     0.00     0.00    27.37     0.00     0.00     0.00     0.00
November 15, 2008........       0.00     0.00     0.00     0.00     0.00    24.23     0.00     0.00     0.00     0.00
December 15, 2008........       0.00     0.00     0.00     0.00     0.00    21.11     0.00     0.00     0.00     0.00
January 15, 2009.........       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
Weighted Average Life
    (Call.) (1) (2)......       2.81     2.39     2.00     1.80     1.68     4.31     3.94     3.42     3.07     2.83

--------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of such note to the related payment date on which such payment is made, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

         THE ABS TABLES HAVE BEEN PREPARED BASED ON THE ASSUMPTIONS DESCRIBED ABOVE (INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES, WHICH WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE THEREOF) AND SHOULD BE READ IN CONJUNCTION THEREWITH.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact the J.P. Morgan Securities Inc. Syndicate Desk at (212) 834-4154 immediately.